PaineWebber Small Cap Fund                                        Annual Report

PERFORMANCE AT A GLANCE
-------------------------------------------------------------------------------

The graph depicts the performance of PaineWebber Small Cap Fund versus the S&P 600 Index and the Russell 2000 Index. It is important to note PaineWebber Small Cap Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

        Class A    Class B    Class C    Russell 2000      S&P 600
2/93    $ 9,551    $10,000    $10,000       $ 9,769      $ 9,715.47
7/93      9,771     10,190     10,190        10,449       10,412
1/94     10,275     10,681     10,677        11,859       11,840
7/94      9,946     10,298     10,304        10,931       10,629
1/95     10,192     10,513     10,508        11,146       10,860
7/95     11,517     11,829     11,825        13,661       13,602
1/96     11,770     12,050     12,045        14,485       14,374
7/96     12,056     12,290     12,286        14,605       14,827
1/97     14,209     14,426     14,424        17,230       17,657
7/97     16,410     16,611     16,597        19,482       20,594
1/98     17,369     17,511     17,496        20,344       21,387
7/98     17,796     17,874     17,860        19,933       21,375

 Past performance is no guarantee of future performance.

*The performance of Class Y shares will vary from the performance of the classes shown because of differences in sales charges and fees paid by shareholders investing in different classes.


 AVERAGE ANNUAL TOTAL RETURN

                                                 One Year         Five Years         Inception
                                               Ended 7/31/98    Ended 7/31/98    Through 7/31/98****
                              Class A*            8.45%            12.74%             11.98%
% Return Without Deducting    Class B**           7.60%            11.90%             11.14%
   Maximum Sales Charge       Class C***          7.61%            11.88%             11.12%

                              Class A*            3.58%            11.71%             11.05%
% Return After Deducting      Class B**           2.69%            11.64%             11.03%
   Maximum Sales Charge       Class C***          6.63%            11.88%             11.12%

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 services fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 service fees.

***Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service fees.

****Commencement of issuance was February 1, 1993 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to certain eligible investors, including INSIGHT Investment Advisory Program Participants. For the year ended July 31, 1998 and since inception, July 26, 1996 through July 31, 1998, Class Y shares have had an average annual return of 8.74% and 21.58%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Small Cap Fund                                  September 15, 1998

-------------------------------------------------------------------------------
PaineWebber
Small Cap
Fund

Top five sectors
as percent of net assets,
July 31, 1998*

Consumer Cyclical 29.7%

Technology 17.7%

Financial 16.2%

Healthcare 9.7%

Capital Goods 8.9%

*Allocations subject to change
-------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Small Cap Fund (the "Fund") for the fiscal year ended July 31, 1998.


GENERAL MARKET OVERVIEW

   Small-cap stocks endured a tough year. After strong performance in the summer of 1997, small caps gave back some of their gains when investors reacted to the Asian crisis by fleeing to large-cap stocks. Small caps made new gains in early 1998, but investors still showed little interest in them despite their attractive prices, strong fundamentals and lower vulnerability to the effects of the Asian crisis.

   By July, earnings disappointments among the large-cap companies began to make investors jittery. The impact on large-cap stocks spread to the rest of the market, dragging down mid- and small-cap stocks. For the year ended July 31, 1998, the small-cap, S&P 600 Index gained only 3.79% compared to the broad market, S&P 500 Index, which gained 19.31%.

   Note: Since July 31, 1998 (the Fund's fiscal year-end), world financial markets have experienced significant volatility. The market and Fund performance cited in this report do not take into account this volatility nor its impact on the Fund; the next semiannual report, which will cover the six months ending January 31, 1999, will address this period.

-------------------------------------------------------------------------------
PaineWebber
Small Cap
Fund

Top ten holdings
as percent of net assets,
July 31, 1998*

Stericycle Inc. 3.4%

SmarTalk TeleServices
Inc. 2.8%

Fresh America Corp. 2.6%

Central Garden &
Pet Co. 2.5%

DVI Inc. 2.2%

First Cash Inc. 2.2%

Paul Harris Stores Inc. 2.0%

Curative Health
Services Inc. 1.9%

Prime Hospitality Corp. 1.8%

Wackenhut Corp.,
Class B 1.8%

*Holdings subject to change

-------------------------------------------------------------------------------

PORTFOLIO REVIEW

PERFORMANCE

The Fund's total return (the net asset value change with dividends reinvested) for the fiscal year ended July 31, 1998, without deducting sales charges, was 8.45% for Class A shares, 7.60% for Class B shares, 7.61% for Class C shares and 8.74% for Class Y shares.

   For shareowners who purchased or redeemed Fund shares during the period the Fund's total return may be lower; for example, after deducting the maximum applicable sales charges, Class A shares gained 3.58%, Class B shares gained 2.69% and Class C shares gained 6.63%. Class Y shares are not subject to sales charges.

   The Fund managed a respectable return in a difficult market. It handily outperformed its Lipper peer group median return of 1.94% for the year ended July 31, 1998.

PaineWebber Small Cap Fund                                       Annual Report

-------------------------------------------------------------------------------
PaineWebber
Small Cap Fund
FUND PROFILE

Goal:
Long-term capital
appreciation through
small-cap investing

Portfolio Manager:
Donald R. Jones,
Mitchell Hutchins Asset
Management Inc.

Total Net Assets:
$141.6 million as of
July 31, 1998

Dividend Payments:
Annually
-------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

   We increased the Fund's consumer cyclicals position to 29.7% as of July 31, 1998, from 21% on March 31, by adding select retail, distribution and service companies. These additions helped the Fund's return for its fiscal year.

   The Fund holds the same weighting in financial services as the S&P 600 Index (16.2% of net assets on July 31, 1998). We find attractive valuations among insurance and specialty finance companies; moreover, we think that moderating economic growth and declining interest rates will benefit financial services companies.

   The Fund remains nearly fully invested in equities. One of our current favorites is Stericycle (3.4% of net assets on July 31, 1998), a leading medical waste collection and disposal company. Stericycle uses proprietary technology to sterilize medical waste rather than incinerate it, as the company's competitors commonly do. Stericycle's technology avoids the harmful environmental impacts associated with incineration. Management is focused on gaining economies of scale by acquiring smaller, independent operators in this business.

OUTLOOK

   We still think the long-term prospects for small-cap stocks look good. They appear better priced and have stronger-earnings potential than large-cap stocks. Their recent poor market performance only makes them greater bargains compared to the large caps, in our view. The price/earnings ratio for the small-cap, Russell 2000 Index continues to represent a slight discount to the Russell 1000 Large Cap Index.

   While investors' "flight to quality" mind-set has worked against small caps, smaller companies generally have less exposure to overseas markets and thus should suffer less damage from weak foreign currencies. Therefore, we believe that earnings growth for small caps over the next several quarters should remain stronger than that of large caps. Although this will not ensure favorable returns, we expect the small-cap indices to outperform the S&P 500 over the next 12 months.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a quarterly Fund Profile on PaineWebber Small Cap Fund or another fund in the PaineWebber Family of Funds,(1) please contact your investment executive.

Sincerely,

/s/ Margo N. Alexander                 /s/ Mark A. Tincher

MARGO N. ALEXANDER                     MARK A. TINCHER
President,                             Managing Director and
Mitchell Hutchins Asset                Chief Investment Officer--
 Management Inc.                       Equity Investments,
                                       Mitchell Hutchins Asset Management Inc.


                            /s/ Donald R. Jones

                            DONALD R. JONES
                            Portfolio Manager,
                            PaineWebber Small Cap Fund


(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

PAINEWEBBER SMALL CAP FUND

PERFORMANCE RESULTS (unaudited)

                                         Net Asset Value                               Total Return(1)
                             ----------------------------------------       -----------------------------------
                                                                               12 Months            6 months
                             07/31/98        01/31/98        07/31/97       Ended 07/31/98       Ended 07/31/98
                             --------        --------        --------       --------------       --------------
Class A Shares                $13.34          $13.02           $13.42            8.45%                 2.46%
Class B Shares                 12.78           12.52            13.00            7.60                  2.08
Class C Shares                 12.76           12.50            12.98            7.61                  2.08

Performance Summary
 Class A Shares
                                  Net Asset Value
                             -------------------------      Capital Gains      Dividends              Total
Period Covered               Beginning        Ending         Distributed          Paid               Return(1)
--------------               ---------        ------         -----------          ----               -------
02/01/93-12/31/93             $10.00           $10.62          $0.0168          $0.1281                7.68%
1994                           10.62             9.97           0.5208            --                  (1.20)
1995                            9.97            10.81           0.8306            --                  16.81
1996                           10.81            11.40           1.1566            --                  17.45
1997                           11.40            13.31           1.1735            --                  27.38
01/01/98-07/31/98              13.31            13.34           --                --                   0.23
                                                               -------          -------
                                                     Total:    $3.6983          $0.1281
Cumulative Total Return
 as of 07/31/98:                                                                                      86.33%

Performance Summary
 Class B Shares
                                  Net Asset Value
                             ------------------------        Capital Gains      Dividends              Total
Period Covered               Beginning        Ending         Distributed         Paid                Return(1)
--------------               ---------        ------         -----------         ----                -------
02/01/93-12/31/93             $10.00           $10.61          $0.0168          $0.0631                6.91%
1994                           10.61             9.88           0.5208            --                  (1.96)
1995                            9.88            10.62           0.8306            --                  15.90
1996                           10.62            11.08           1.1566            --                  16.50
1997                           11.08            12.80           1.1735            --                  26.45
01/01/98-07/31/98              12.80            12.78           --                --                  (0.16)
                                                               -------          -------
                                                    Total:     $3.6983          $0.0631
Cumulative Total Return
 as of 07/31/98:                                                                                      78.74%

Performance Summary
 Class C Shares
                                  Net Asset Value
                             -------------------------      Capital Gains      Dividends              Total
Period Covered               Beginning        Ending         Distributed         Paid                Return(1)
--------------               ---------        ------         -----------         ----                -------
02/01/93-12/31/93             $10.00           $10.61          $0.0168          $0.0682                6.97%
1994                           10.61             9.88           0.5208            --                  (1.96)
1995                            9.88            10.61           0.8306            --                  15.84
1996                           10.61            11.07           1.1566            --                  16.52
1997                           11.07            12.79           1.1735            --                  26.47
01/01/98-07/31/98              12.79            12.76           --                --                  (0.23)
                                                               -------          -------
                                                    Total:     $3.6983          $0.0682
Cumulative Total Return
 as of 07/31/98:                                                                                      78.60%

---------------------
(1) Figures assume reinvestment of all dividends and distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including the INSIGHT Investment Advisory Program participants. For the year ended July 31, 1998 and since inception, July 26, 1996 through July 31, 1998, Class Y shares had a cumulative total return of 8.74% and 48.30%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PaineWebber Small Cap Fund



Portfolio of Investments                                          July 31, 1998

  Number of
   Shares                                                                Value
   ------                                                                -----

COMMON STOCKS--99.26%

Agriculture, Food & Beverage--3.01%
 382,000    Creative Bakeries, Inc.*.............................      $573,000
 188,100    Fresh America Corp.*.................................     3,691,462
                                                                      ---------
                                                                      4,264,462
                                                                      ---------

Apparel, Retail--2.40%
   7,800    Ann Taylor Stores Corp.*.............................       164,287
  16,000    Fossil Inc.*.........................................       366,000
   3,700    Goodys Family Clothing Inc.*.........................        95,738
 269,000    Paul Harris Stores Inc.*.............................     2,774,062
                                                                      ---------
                                                                      3,400,087
                                                                      ---------

Apparel, Textiles--2.42%
 239,200    Florsheim Group Inc.*................................     2,242,500
 122,800    Vans Inc.*...........................................     1,181,950
                                                                      ---------
                                                                      3,424,450
                                                                      ---------

Banks--2.70%
  25,000    BankNorth Group, Inc.................................       873,437
  18,000    Cullen Frost Bankers Inc.............................       956,250
  46,000    Silicon Valley Bancshares*...........................     1,426,000
  19,500    Texas Regional Bankshares Inc........................       565,500
                                                                      ---------
                                                                      3,821,187
                                                                      ---------

Computer Hardware--2.35%
  63,800    Box Hill Systems Corp.*..............................       474,512
   9,000    Genicom Corporation*.................................        30,938
 300,000    Oshap Technologies Ltd.*.............................     2,231,250
 100,000    SED International Holdings Inc.*.....................       587,500
                                                                      ---------
                                                                      3,324,200
                                                                      ---------

Computer Software--2.67%
  20,000    Dataworks Corp.*.....................................       131,250
  12,000    Engineering Animation Inc.*..........................       775,500
  30,500    Quadramed Corp.*.....................................       892,125
  18,000    SPSS Inc.*...........................................       405,000
  93,800    Tecnomatix Technologies Ltd.*........................     1,582,875
                                                                      ---------
                                                                      3,786,750
                                                                      ---------

Construction--0.26%
  15,700    Elcor Corp...........................................       366,006
                                                                      ---------

Consumer Durables--0.97%
  80,000    CHS Electronics Inc.*................................     1,370,000
                                                                      ---------

Defense/Aerospace--0.08%
  12,000    Herley Industries Inc.*..............................       119,250
                                                                      ---------

Diversified Retail--0.93%
  45,000    Shopko Stores Inc....................................     1,316,250
                                                                      ---------

Drugs & Medicine--0.08%
  60,000    IVC Industries Inc.*.................................       114,375
                                                                      ---------

Electrical Equipment--5.68%
  73,200    Brown & Sharpe Manufacturing Co.*....................     $ 732,000
 100,000    Davox Corp.*.........................................     1,250,000
  75,000    DII Group Inc.*......................................     1,218,750
  40,000    Genrad Inc.*.........................................       600,000
  68,000    IFR Systems Inc......................................     1,207,000
  63,000    Orbotech Ltd.* (1)...................................     2,118,375
  24,500    Tadiran Ltd. ADR.....................................       915,687
                                                                      ---------
                                                                      8,041,812
                                                                      ---------

Electrical Power--3.18%
  69,150    AFC Cable Systems Inc.*..............................     2,204,156
  50,000    Hughes Supply Inc....................................     1,534,375
  20,000    Kuhlman Corp.........................................       760,000
                                                                      ---------
                                                                      4,498,531
                                                                      ---------

Electronic Components--0.71%
  50,000    DSP Group Inc.*......................................     1,006,250
                                                                      ---------

Entertainment--0.30%
  20,000    Imax Corp.* (1)......................................       420,000
                                                                      ---------

Environmental Services--0.49%
 163,000    Thermatrix Inc.*.....................................       692,750
                                                                      ---------

Financial Services--6.13%
 152,900    DVI Inc.*............................................     3,144,006
 225,300    First Cash Inc.*.....................................     3,069,713
  22,000    Imperial Credit Industries Inc.*.....................       456,500
  55,600    Litchfield Financial Corp............................     1,153,700
   2,000    Markel Corp.*........................................       341,500
  10,700    Student Loan Corp....................................       508,250
                                                                      ---------
                                                                      8,673,669
                                                                      ---------

Forest Products, Paper--2.22%
  38,000    Daisytek International Corp.*........................       902,500
  48,000    Greif Brothers Corp..................................     1,896,000
   5,000    United Stationers Inc.*..............................       339,375
                                                                      ---------
                                                                      3,137,875
                                                                      ---------

Freight, Air, Sea & Land--1.50%
  16,000    Allied Holdings Inc.*................................       286,000
   9,000    Mark VII Inc.*.......................................       155,250
 120,000    Smithway Motor Xpress Corp.*.........................     1,087,500
  10,400    US Freightways Corp..................................       260,000
  15,000    US Xpress Enterprises Inc.*..........................       240,938
   7,000    USA Truck Inc.*......................................        99,750
                                                                      ---------
                                                                      2,129,438
                                                                      ---------

Heavy Machinery--1.65%
  10,000    Avondale Industries Inc.*............................       278,750
  17,000    Cascade Corp.........................................       278,375
   6,000    Gehl Co.*............................................       113,625
   6,000    Manitowoc Inc........................................       201,000
 105,000    Titan International Inc..............................     1,470,000
                                                                      ---------
                                                                      2,341,750
                                                                      ---------
6

PaineWebber Small Cap Fund


  Number of
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS--(continued)

Hotels--1.83%
 182,800    Prime Hospitality Corp.*.............................    $2,593,475
                                                                      ---------

Household Products--0.23%
  43,000    Ultralife Batteries Incorporated*....................       330,563
                                                                      ---------

Industrial Parts--2.86%
  40,500    Chart Industries Inc.................................       465,750
  15,000    International Comfort Products*......................       165,000
 158,000    Powell Industries Inc.*..............................     2,014,500
  45,000    Watsco Inc...........................................     1,400,625
                                                                      ---------
                                                                      4,045,875
                                                                      ---------

Industrial Services/Supplies--3.39%
  25,000    Artesyn Technologies Inc.*...........................       417,187
   6,000    Childrens Comprehensive Services*....................        65,250
  43,000    Cornell Corrections Inc.*............................       661,125
  21,700    Correctional Services Corp.*.........................       249,550
  95,000    FTI Consulting Inc.*.................................       855,000
 149,200    Wackenhut Corp., Class B.............................     2,555,050
                                                                      ---------
                                                                      4,803,162
                                                                      ---------

Information & Computer Services--3.20%
  12,000    Barra Inc.*..........................................       283,500
  30,000    Executive Telecard Ltd.*.............................        90,000
  50,000    Factset Research Systems Inc.*.......................     1,837,500
  75,000    Lanvision Systems Inc.*..............................       225,000
  80,000    Pomeroy Computer Resources*..........................     1,970,000
  13,000    Transition Systems Inc.*.............................       128,375
                                                                      ---------
                                                                      4,534,375
                                                                      ---------

Leisure--0.90%
  21,000    Harman International Industries Inc..................       828,188
  45,000    Meade Instruments Corp.*.............................       450,000
                                                                      ---------
                                                                      1,278,188
                                                                      ---------

Life Insurance--1.03%
  24,000    Reinsurance Group of America, Inc....................     1,459,500
                                                                      ---------

Long Distance & Phone Companies--1.19%...........................
  41,000    Davel Communications Group*..........................       989,125
  25,000    General Communication Inc.*..........................       115,625
  25,000    Norstan Inc.*........................................       575,000
                                                                      ---------
                                                                      1,679,750
                                                                      ---------

Manufacturing--High Technology--0.96%
   9,000    Asyst Technologies Inc.*.............................       120,938
 138,000    En Pointe Technologies Inc.*.........................     1,242,000
                                                                      ---------
                                                                      1,362,938
                                                                      ---------

Media--0.09%
  29,406    Nielsen Media Research Inc.*.........................       121,302

Medical Products--2.19%
  72,000    American Science & Engineering Inc.*.................     $ 936,000
  48,800    Chronimed Inc.*......................................       591,700
  32,000    Conmed Corp.*........................................       756,000
  25,000    ICU Medical Inc.*....................................       362,500
   1,406    IMS Health Inc.*.....................................        88,344
  25,000    Young Innovations Inc.*..............................       368,750
                                                                      ---------
                                                                      3,103,294
                                                                      ---------

Medical Providers--7.89%
 124,500    Counsel Corp.*.......................................     1,003,781
  89,000    Curative Health Services Inc.*.......................     2,725,625
 125,000    Hooper Holmes Inc....................................     2,500,000
  25,000    Physicians Specialty Corp.*..........................       151,563
 273,500    Stericycle Inc.*.....................................     4,786,250
                                                                      ---------
                                                                     11,167,219
                                                                      ---------

Mining & Metals--3.78%
  30,000    Atchison Casting Corp.*..............................       466,875
  43,600    Texas Industries Inc.................................     1,624,100
  80,000    Valmont Industries Inc...............................     1,280,000
 120,000    Wyman Gordon Co.* (1)................................     1,987,500
                                                                      ---------
                                                                      5,358,475
                                                                      ---------

Motor Vehicles--1.74%
  20,000    A.O. Smith Corp......................................       826,250
  60,000    Keystone Automotive Industries Inc.*.................     1,215,000
   7,500    SPX Corp.*...........................................       426,094
                                                                      ---------
                                                                      2,467,344
                                                                      ---------

Oil Refining--0.13%
  37,000    Kaneb Services Inc...................................       185,000
                                                                      ---------

Oil Services--1.67%
  90,000    Ceanic Corp.*........................................     1,777,500
  50,000    Pride International Inc.*............................       593,750
                                                                      ---------
                                                                      2,371,250
                                                                      ---------

Other Insurance--6.33%
  47,200    Capital Re Corp......................................     1,557,600
   8,000    Executive Risk Inc...................................       387,500
  11,000    Fidelity National Financial Inc......................       414,563
   5,400    First American Financial Corp........................       143,100
  24,000    Landamerica Financial Group Inc.*....................     1,317,000
  10,000    MFC Bancorp Ltd......................................        97,500
  35,000    Medical Assurance Inc.*..............................       945,000
   9,980    Orion Capital Corp...................................       482,782
  16,000    Philadelphia Consolidated Holding Corp.*.............       302,000
  35,000    RLI Corp.............................................     1,480,937
  39,000    Stewart Information Services Corp....................     1,828,125
                                                                      ---------
                                                                      8,956,107
                                                                      ---------

PaineWebber Small Cap Fund


  Number of
   Shares                                                              Value
   ------                                                              -----

COMMON STOCKS--(concluded)

Publishing--0.11%
  10,000    CCC Information Services Group, Inc.*................     $ 150,000
                                                                      ---------

Railroads--0.41%
  25,000    Greenbrier Companies Inc.............................       404,688
   6,000    Motivepower Industries Inc.*.........................       175,875
                                                                      ---------
                                                                        580,563
                                                                      ---------

Real Property--6.89%
   7,000    Beazer Homes USA Inc.*...............................       171,063
  69,500    Cameron Ashley Building Products, Inc.*..............     1,125,031
  10,000    Crossmann Community Inc.*............................       310,000
  40,000    Granite Construction Inc.............................     1,420,000
  37,600    Griffon Corp.*.......................................       423,000
  22,000    M.D.C. Holdings, Inc.................................       452,375
  21,600    Monterey Homes Corp.*................................       382,050
  22,000    Newhall Land & Farming Co............................       638,000
 125,250    Nobility Homes Inc.*.................................     2,442,375
  40,000    NVR Inc.*............................................     1,575,000
  34,000    Schottenstein Homes Inc..............................       809,625
                                                                      ---------
                                                                      9,748,519
                                                                      ---------

Restaurants--0.42%
  75,000    Casa Ole Restaurants Inc.*...........................       375,000
  14,000    Foodmaker Inc.*......................................       220,500
                                                                      ---------
                                                                        595,500
                                                                      ---------

Semiconductor--0.59%
  10,000    Aehr Test Systems*...................................        44,375
  10,000    Electro Scientific Industries Inc.*..................       242,500
  80,200    Tower SemiConductor Ltd.*............................       541,350
                                                                      ---------
                                                                        828,225
                                                                      ---------

Specialty Retail--8.34%
  51,500    Bon Ton Stores Inc.*.................................     $ 650,187
 154,000    Central Garden & Pet Co.*............................     3,561,250
  36,000    DM Management Co.*...................................       661,500
  13,000    Elder Beerman Stores Corp.*..........................       286,000
  15,000    Inacom Corp.* (1)....................................       405,938
  14,000    K-Swiss Inc..........................................       334,250
  24,200    Micro Whse Inc.*.....................................       564,919
  55,000    Movado Group Inc.....................................     1,320,000
   6,000    National Vision Associates Ltd.*.....................        33,375
  69,000    Piercing Pagoda Inc.*................................     2,466,750
 100,000    West Coast Entertainment Corp.*......................       153,125
  44,000    Zale Corp.*..........................................     1,364,000
                                                                      ---------
                                                                     11,801,294
                                                                      ---------

Tobacco--0.61%
  16,100    Standard Commercial Corp.*...........................       161,000
  20,000    Universal Corp.......................................       696,250
                                                                      ---------
                                                                        857,250
                                                                      ---------

Wireless Telecommunications--2.75%...............................
 235,000    SmarTalk TeleServices Inc.* (1)......................     3,892,187
                                                                      ---------
Total Common Stocks (cost--$133,805,009).........................   140,520,447
                                                                      ---------

 Number of
  Warrants
--------------

WARRANTS--0.04%

Agriculture, Food & Beverage--0.04%
 350,000    Creative Bakery Inc.*, strike
            price of $3.00 expiring
            December 31, 2000 (2)................................        17,500
 150,000    Creative Bakery Inc.*, strike
            price of $2.50 expiring
            December 31, 2000 (2)................................        37,500
                                                                      ---------
Total Warrants (cost--$336,500)..................................        55,000

  Principal
   Amount                                    Maturity     Interest
    (000)                                      Date         Rate
    -----                                      ----         ----


--------------
REPURCHASE AGREEMENT--0.45%
$ 635  Repurchase Agreement dated
       07/31/98 with State Street Bank
       & Trust Company, collateralized
       by $603,980 U.S. Treasury Bonds, 7.5%
       due 11/15/01 (value-- $647,768);
       proceeds  $635,265 (cost--$635,000)...   08/03/98    5.000%      635,000
                                                                    -----------
Total Investments (cost--$134,776,509)--
   99.75%....................................                       141,210,447
Other assets in excess of liabilities--
    0.25%....................................                           359,786
                                                                    -----------
Net Assets--100.00%..........................                      $141,570,233
                                                                   ============

-----------------------
*   Non-Income producing security

ADR American Depositary Receipt
(1) Security, or a portion thereof, was on loan at July 31,1998.
(2) Illiquid security representing 0.04% of net assets.

                 See accompanying notes to financial statements


PAINEWEBBER SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES                                                                JULY 31, 1998
Assets
Investments, at value (cost--$134,776,509)...................................................       $141,210,447
Investments of cash collateral for securities loaned (cost--$7,429,900)......................          7,429,900
Cash ........................................................................................             28,393
Receivable for investments sold..............................................................          1,704,551
Receivable for shares of beneficial interest sold............................................            209,984
Dividends and interest receivable............................................................             32,239
                                                                                                   -------------
Total assets.................................................................................        150,615,514
                                                                                                   -------------
Liabilities
Cash collateral on securities loaned.........................................................          7,429,900
Payable for investments purchased............................................................            978,759
Payable for shares of beneficial interest repurchased........................................            172,141
Payable to affiliates........................................................................            224,989
Accrued expenses and other liabilities.......................................................            239,492
                                                                                                   -------------
Total liabilities                                                                                      9,045,281
                                                                                                   -------------
Net Assets
Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized).....        121,358,625
Accumulated net realized gains from investments..............................................         13,777,670
Net unrealized appreciation of investments...................................................          6,433,938
                                                                                                   -------------
Net assets...................................................................................       $141,570,233
                                                                                                   =============

Class A:
Net assets...................................................................................      $  47,589,302
                                                                                                   -------------
Shares outstanding...........................................................................          3,566,208
                                                                                                   -------------
Net asset and redemption value per share.....................................................             $13.34
                                                                                                   =============
Maximum offering price per share (net asset value plus sales charge of
4.50% of offering price).....................................................................             $13.97
                                                                                                   =============

Class B:
Net assets...................................................................................      $  54,638,574
                                                                                                   -------------
Shares outstanding...........................................................................          4,275,797
                                                                                                   -------------
Net asset value and offering price per share.................................................             $12.78
                                                                                                   =============

Class C:
Net assets...................................................................................      $  32,173,760
                                                                                                   -------------
Shares outstanding...........................................................................          2,521,019
                                                                                                   -------------
Net asset value and offering price per share.................................................             $12.76
                                                                                                   =============

Class Y:
Net assets...................................................................................      $   7,168,597
                                                                                                   -------------
Shares outstanding...........................................................................            534,281
                                                                                                   -------------
Net asset value, offering price and redemption value per share...............................      $       13.42
                                                                                                   =============



                See accompanying notes to financial statements

PAINEWEBBER SMALL CAP FUND

STATEMENT OF OPERATIONS

                                                                                                        For the
                                                                                                      Year Ended
                                                                                                     July 31, 1998
                                                                                                     -------------

Investment income:
Dividends (net of foreign withholding taxes of $11,715)......................................         $  537,714
Interest.....................................................................................            225,899
                                                                                                      ----------
                                                                                                         763,613
                                                                                                      ----------
Expenses:
Investment advisory and administration fees..................................................          1,340,576
Services fees--Class A.......................................................................            113,570
Service and distribution fees--Class B.......................................................            541,791
Service and distribution fees--Class C.......................................................            302,004
Transfer agency and service fees.............................................................            130,517
Custody and accounting.......................................................................             82,218
Amortization of organizational expenses......................................................             69,270
Federal and state registration fees..........................................................             48,435
Legal and audit..............................................................................             43,625
Reports and notices to shareholders..........................................................             36,151
Trustees' fees and expenses..................................................................             13,500
Other expenses...............................................................................              4,628
                                                                                                      ----------
                                                                                                       2,726,285
                                                                                                      ----------
Net investment loss..........................................................................         (1,962,672)
                                                                                                      ----------
Realized and unrealized gains from investment transactions:
Net realized gains from investment transactions..............................................         17,477,609
Net change in unrealized appreciation/depreciation of investments............................         (9,803,079)
                                                                                                      ----------
Net realized and unrealized gains from investment transactions...............................          7,674,530
                                                                                                      ----------
Net increase in net assets resulting from operations.........................................         $5,711,858
                                                                                                      ==========


10

                 See accompanying notes to financial statements

PAINEWEBBER SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              For the Years
                                                                                            Ended July 31,
                                                                                     ----------------------------
                                                                                          1998           1997
                                                                                     ------------    ------------
From operations:
Net investment loss .............................................................     $(1,962,672)    $(1,421,696)
Net realized gains from investment transactions .................................      17,477,609      11,923,735
Net change in unrealized appreciation/depreciation of investments ...............      (9,803,079)     16,401,189
                                                                                     ------------    ------------
Net increase in net assets resulting from operations ............................       5,711,858      26,903,228
                                                                                     ------------    ------------
Distributions to shareholders from:
Net realized gains from investment transactions-Class A .........................      (3,468,839)     (1,065,273)
Net realized gains from investment transactions-Class B .........................      (4,427,192)     (1,348,187)
Net realized gains from investment transactions-Class C .........................      (2,421,561)       (663,541)
Net realized gains from investment transactions-Class Y .........................        (224,585)        (94,831)
                                                                                     ------------    ------------
                                                                                      (10,542,177)     (3,171,832)
                                                                                     ------------    ------------

From beneficial interest transactions:
Net proceeds from the sale of shares ............................................      93,251,454      21,265,021
Cost of shares repurchased ......................................................     (52,192,558)    (41,414,621)
Proceeds from dividends reinvested ..............................................      10,046,028       3,020,513
                                                                                     ------------    ------------
Net increase (decrease) in net assets from
   beneficial interest transactions .............................................      51,104,924     (17,129,087)
                                                                                     ------------    ------------
Net increase in net assets ......................................................      46,274,605       6,602,309

Net Assets:
Beginning of period .............................................................      95,295,628      88,693,319
                                                                                     ------------    ------------
End of period (including undistributed net investment
   income of $605 at July 31, 1997) .............................................    $141,570,233     $95,295,628
                                                                                     ============    ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS



Organization and Significant Accounting Policies

   PaineWebber Small Cap Fund (the "Fund") is a diversified series of PaineWebber Securities Trust ("Trust"), which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently offers another series of shares, PaineWebber Strategic Income Fund, whose financial statements are not included herein. The Fund incurred costs in connection with its organization and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over a period of benefit of 60 months, beginning with the commencement of investment operations of the Fund.

   The Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding dividend reinvested shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan, if any.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities (other than short term debt securities described below) are valued at the last quoted bid price in the OTC Market. The amortized cost method of valuation, which approximates market value, is used to value short-term debt instruments with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS



   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. At July 31, 1998, the Fund owed Mitchell Hutchins $129,173 in investment advisory and administration fees.

   For the year ended July 31, 1998, the Fund paid $3,000 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At July 31, 1998, the Fund owed Mitchell Hutchins $90,707 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended July 31, 1998, it received $395,106 in sales charges.

SECURITY LENDING

   The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned

NOTES TO FINANCIAL STATEMENTS



securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $25,267 as compensation from the Fund for the year ended July 31, 1998. At July 31, 1998, the Fund owed PaineWebber $5,109 in security lending fees.

   At July 31, 1998, the Fund's custodian held cash having an aggregate value of $7,429,900 as collateral for portfolio securities loaned having a market value of $6,756,444 which was invested in the following money market funds:

       Number of
        Shares                                                  Value
      ----------                                              ----------
       6,889,619   Liquid Assets Portfolio ...............    $6,889,619
         539,901   Prime Portfolio .......................       539,901
             367   TempCash Portfolio ....................           367
              13   TempFund Portfolio ....................            13
                                                              ----------
                                                              $7,429,900
                                                              ==========

BANK LINE OF CREDIT

   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended July 31, 1998, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

   PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended July 31, 1998, PaineWebber received approximately 56% of the total service fees collected by PFPC, Inc.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at July 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

   At July 31, 1998, the components of net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having an excess of
        value over cost) .....................................   $24,350,157
      Gross depreciation (investments having an excess of
        cost over value) .....................................   (17,916,219)
                                                                 -----------
      Net unrealized appreciation of investments .............   $ 6,433,938
                                                                 ===========

   For the year ended July 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $97,549,238 and $58,275,760, respectively.

NOTES TO FINANCIAL STATEMENTS



FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended July 31, 1998, the Fund's accumulated net realized gains were reduced by $1,948,586; accumulated net investment loss was reduced by $1,962,067 and beneficial interest was reduced by $13,481. Permanent book/tax differences are primarily attributable to net operating losses.

SHARES OF BENEFICIAL INTEREST

   There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                   Class A                   Class B                   Class C                    Class Y
Year Ended                ------------------------   -----------------------   ------------------------   -----------------------
July 31, 1998:              Shares       Amount        Shares      Amount        Shares       Amount        Shares      Amount
                          ----------  ------------   ----------  -----------   ----------  ------------   ----------  -----------
Shares sold .............  1,362,532  $ 19,796,327    1,742,368  $24,487,702    3,044,346  $ 42,744,818      428,236  $ 6,222,607
Shares repurchased ......   (723,529)  (10,351,967)    (716,153)  (9,862,362)  (2,161,063)  (30,292,135)    (116,604)  (1,686,094)
Shares converted from
  Class B to Class A ....    211,961     3,030,032     (220,238)  (3,030,032)        --            --           --           --
Dividends reinvested ....    259,054     3,341,792      334,318    4,148,894      188,344     2,335,453       16,980      219,889
                          ----------  ------------   ----------  -----------   ----------  ------------   ----------  -----------
Net increase ............  1,110,018  $ 15,816,184    1,140,295  $15,744,202    1,071,627  $ 14,788,136      328,612  $ 4,756,402
                          ==========  ============   ==========  ===========   ==========  ============   ==========  ===========


                                   Class A                   Class B                   Class C                    Class Y
Year Ended                ------------------------   -----------------------   ------------------------   -----------------------
July 31, 1997:              Shares       Amount        Shares      Amount        Shares       Amount        Shares      Amount
                          ----------  ------------   ----------  -----------   ----------  ------------   ----------  -----------
Shares sold .............    899,879  $ 10,405,245      304,294  $ 3,473,458      640,060  $  7,143,793       21,510  $   242,525
Shares repurchased ...... (1,607,499)  (18,331,478)    (885,194)  (9,720,897)  (1,115,991)  (12,256,753)     (98,489)  (1,105,493)
Shares converted from
  Class B to Class A ....     68,557       783,133      (70,514)    (783,133)        --            --           --           --
Dividends reinvested ....     92,573     1,029,415      117,090    1,265,749       58,505       631,858        8,407       93,491
                          ----------  ------------   ----------  -----------   ----------  ------------   ----------  -----------
Net decrease ............   (546,490) $ (6,113,685)    (534,324) $(5,764,823)    (417,426) $ (4,481,102)     (68,572) $  (769,477)
                          ==========  ============   ==========  ===========   ==========  ============   ==========  ===========

PAINEWEBBER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a beneficial interest outstanding throughout each period is presented below:

                                                                                             Class A
                                                                 ---------------------------------------------------------------
                                                                                                             For the     For the
                                                                            For the Years Ended              Period       Year
                                                                                  July 31,                    Ended       Ended
                                                                 ----------------------------------------    July 31,  January 31,
                                                                  1998       1997       1996#      1995       1994+       1994
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, beginning of period ..........................  $ 13.42    $ 10.22    $ 11.30    $ 10.27    $ 10.61     $ 10.00
                                                                 -------    -------    -------    -------    -------     -------
Net investment income (loss) ..................................    (0.13)     (0.14)      0.00@      0.05       0.02        0.13
Net realized and unrealized gains (losses) from investments ...     1.22       3.75       0.50@      1.50      (0.36)       0.62
                                                                 -------    -------    -------    -------    -------     -------
Net increase (decrease) from investment operations ............     1.09       3.61       0.50       1.55      (0.34)       0.75
                                                                 -------    -------    -------    -------    -------     -------
Dividends from net investment income ..........................       --         --         --         --         --       (0.12)
Distributions from net realized gains from investments ........    (1.17)     (0.41)     (1.58)     (0.52)        --       (0.02)
                                                                 -------    -------    -------    -------    -------     -------
Total dividends and distributions .............................    (1.17)     (0.41)     (1.58)     (0.52)      0.00       (0.14)
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, end of period ................................  $ 13.34    $ 13.42    $ 10.22    $ 11.30    $ 10.27     $ 10.61
                                                                 =======    =======    =======    =======    =======     =======
Total investment return (1) ...................................     8.45%     36.11%      4.69%     15.80%     (3.20)%      7.58%
                                                                 =======    =======    =======    =======    =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000s) ..............................  $47,589    $32,968    $30,675    $20,494    $22,848     $25,226
Expenses to average net assets ................................     1.56%      2.00%      2.11%      1.98%      1.91%*      1.75%
Net investment income (loss) to average net assets ............    (0.99)%    (1.16)%     0.02%      0.41%      0.41%*      1.41%
Portfolio turnover ............................................       45%        54%        84%        19%        20%         98%

--------------

*    Annualized

+    For the period February 1, 1994 to July 31, 1994.

# Effective April 1, 1996, Mitchell Hutchins took over day-to-day management of the Funds assets.

@    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER SMALL CAP FUND


                                                                                           Class B
                                                                 ---------------------------------------------------------------
                                                                                                             For the    For the
                                                                           For the Years Ended               Period      Year
                                                                                 July 31,                     Ended      Ended
                                                                 ----------------------------------------   July 31,  January 31,
                                                                  1998       1997       1996#      1995       1994+       1994
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, beginning of period ..........................  $ 13.00    $  9.98    $ 11.15    $ 10.22    $ 10.60     $ 10.00
                                                                 -------    -------    -------    -------    -------     -------
Net investment income (loss) ..................................    (0.22)     (0.23)     (0.09)@    (0.04)     (0.02)       0.06
Net realized and unrealized gains (losses) from investments ...     1.17       3.66       0.50 @     1.49      (0.36)       0.62
                                                                 -------    -------    -------    -------    -------     -------
Net increase (decrease) from investment operations ............     0.95       3.43       0.41       1.45      (0.38)       0.68
                                                                 -------    -------    -------    -------    -------     -------
Dividends from net investment income ..........................       --         --         --         --         --       (0.06)
Distributions from net realized gains from investments ........    (1.17)     (0.41)     (1.58)     (0.52)        --       (0.02)
                                                                 -------    -------    -------    -------    -------     -------
Total dividends and distributions .............................    (1.17)     (0.41)     (1.58)     (0.52)      0.00       (0.08)
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, end of period ................................  $ 12.78    $ 13.00    $  9.98    $ 11.15    $ 10.22     $ 10.60
                                                                 =======    =======    =======    =======    =======     =======
Total investment return (1) ...................................     7.60%     35.16%      3.90%     14.86%     (3.58)%      6.81%
                                                                 =======    =======    =======    =======    =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000s) ..............................  $54,639    $40,749    $36,612    $46,142    $52,624     $59,993
Expenses to average net assets ................................     2.33%      2.75%      2.90%      2.74%      2.69%*      2.50%
Net investment income (loss) to average net assets ............    (1.75)%    (1.91)%    (0.78)%    (0.35)%    (0.37)%*     0.67)%
Portfolio turnover ............................................       45%        54%        84%        19%        20%         98%


                                                                                           Class C
                                                                 ---------------------------------------------------------------
                                                                                                            For the     For the
                                                                           For the Years Ended               Period      Year
                                                                                 July 31,                     Ended      Ended
                                                                 ----------------------------------------   July 31,  January 31,
                                                                  1998       1997       1996#      1995       1994+       1994
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, beginning of period ..........................  $ 12.98    $  9.97    $ 11.14    $ 10.22    $ 10.59     $ 10.00
                                                                 -------    -------    -------    -------    -------     -------
Net investment income (loss) ..................................    (0.21)    (0.24)      (0.08)@    (0.05)     (0.02)       0.06
Net realized and unrealized gains (losses) from investments ...     1.16       3.66       0.49 @     1.49      (0.35)       0.62
                                                                 -------    -------    -------    -------    -------     -------
Net increase (decrease) from investment operations ............     0.95       3.42       0.41       1.44      (0.37)       0.68
                                                                 -------    -------    -------    -------    -------     -------
Dividends from net investment income ..........................       --         --         --         --         --       (0.07)
Distributions from net realized gains from investments ........    (1.17)     (0.41)     (1.58)     (0.52)        --       (0.02)
                                                                 -------    -------    -------    -------    -------     -------
Total dividends and distributions .............................    (1.17)     (0.41)     (1.58)     (0.52)      0.00       (0.09)
                                                                 -------    -------    -------    -------    -------     -------
Net asset value, end of period ................................  $ 12.76    $ 12.98    $  9.97    $ 11.14    $ 10.22     $ 10.59
                                                                 =======    =======    =======    =======    =======     =======
Total investment return (1) ...................................     7.61%     35.09%      3.90%     14.76%     (3.49)%      6.77%
                                                                 =======    =======    =======    =======    =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000s) ..............................  $32,174    $18,812    $18,606    $13,263    $16,285     $20,941
Expenses to average net assets ................................     2.32%      2.77%      2.91%      2.73%      2.69%*      2.50%
Net investment income (loss) to average net assets ............    (1.75)%    (1.93)%    (0.77)%    (0.34)%    (0.36)%*     0.64%
Portfolio turnover ............................................       45%        54%        84%        19%        20%         98%

PAINEWEBBER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                             Class Y
                                                                              -------------------------------------
                                                                                For the Years Ended
                                                                                      July 31,            For the
                                                                              -----------------------   Period Ended
                                                                                1998          1997     July 31, 1996+
                                                                              ---------     ---------     ---------
Net asset value, beginning of period ......................................   $   13.46     $   10.21     $   10.23
                                                                              ---------     ---------     ---------
Net investment income (loss) ..............................................       (0.07)        (0.11)         0.00@
Net realized and unrealized gains (losses) from investments ...............        1.20          3.77         (0.02)@
                                                                              ---------     ---------     ---------
Net increase (decrease) from investment operations ........................        1.13          3.66         (0.02)
                                                                              ---------     ---------     ---------
Dividends from net investment income ......................................          --            --            --
Distributions from net realized gains from investments ....................       (1.17)        (0.41)           --
                                                                              ---------     ---------     ---------
Total dividends and distributions .........................................       (1.17)        (0.41)         0.00
                                                                              ---------     ---------     ---------
Net asset value, end of period ............................................   $   13.42     $   13.46     $   10.21
                                                                              =========     =========     =========
Total investment return (1) ...............................................        8.74%        36.65%        (0.20)%
                                                                              =========     =========     =========
Ratios/Supplemental Data:
Net assets, end of period (000s) ..........................................   $   7,169     $   2,768     $   2,801
Expenses to average net assets ............................................        1.39%         1.72%         1.72%*
Net investment income (loss) to average net assets ........................       (0.83)%       (0.88)%        0.07%*
Portfolio turnover ........................................................          45%           54%           84%

--------------

*    Annualized

+    For the period July 26,1996 (commencement of offering shares) to July
     31,1996.

@    Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for period of less than one year has not been annualized.

PAINEWEBBER SMALL CAP FUND

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of PaineWebber Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Small Cap Fund (the "Fund") at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
September 23, 1998

PAINEWEBBER SMALL CAP FUND

TAX INFORMATION (unaudited)

   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Funds fiscal year end (July 31, 1998), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions for Class A, Class B, Class C and Class Y shares made during the fiscal year were derived from short-term and long-term capital gains in the amount of $0.4113 per share and $0.7622 per share, respectively. Additionally, 15.39% of the distributions paid qualifies for the dividend received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients need not be reported as taxable income. Some retirement trusts (e.g., corporate Keogh and 403(b)(7) plans) may need this information for their annual reporting.

   Because the Funds fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, is made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                     [This Page Intentionally Left Blank]

                     [This Page Intentionally Left Blank]

------------------------------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.             Mary C. Farrell
Chairman
                                   Meyer Feldberg
Margo N. Alexander
                                   George W. Gowen
Richard Q. Armstrong
                                   Frederic V. Malek
Richard R. Burt
                                   Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander                 Paul H. Schubert
President                          Vice President and Treasurer

Victoria E. Schonfeld              Mark A. Tincher
Vice President                     Vice President

Dianne E. O'Donnell                Donald R. Jones
Vice President and Secretary       Vice President


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019



This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P 500 Index Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS
o  Aggressive Portfolio
o  Moderate Portfolio
o  Conservative Portfolio


PAINEWEBBER MONEY MARKET FUND

                                 PaineWebber
                  (Copyright) 1998 PaineWebber Incorporated
                                 Member SIPC


PaineWebber

SMALL
CAP
FUND

JULY 31, 1998

ANNUAL REPORT